Exhibit 10.31

EXECUTION VERSION

FOURTH OMNIBUS AMENDMENT

This FOURTH OMNIBUS AMENDMENT, dated as of January 2, 2018 (this “Amendment”) is:

(1) THE FIFTH AMENDMENT to the RECEIVABLES SALE AGREEMENT, between WISE ALLOYS LLC, as seller (the “RSA Seller) and WISE ALLOYS FUNDING II LLC, as purchaser; and

(2) THE FOURTH AMENDMENT to the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, among WISE ALLOYS FUNDING II LLC, as seller (the “RPA Seller”), WISE ALLOYS LLC, as servicer (the “Servicer”), HITACHI CAPITAL AMERICA CORP. (together with its successors and permitted assigns) (“HCA”), as a purchaser, INTESA SANPAOLO S.P.A., NEW YORK BRANCH (together with its successors and permitted assigns), as a purchaser (and, together with HCA, in such capacity, the “Purchasers”), and GREENSILL CAPITAL (UK) LTD., as successor purchaser agent to Greensill Capital Inc. (the “Purchaser Agent”).

RECITALS

WHEREAS, the RSA Seller and the RPA Seller have heretofore entered into the RECEIVABLES SALE AGREEMENT, dated as of March 16, 2016 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Sales Agreement”);

WHEREAS, CONSTELLIUM HOLDCO II B.V. (the “Parent”) has heretofore entered into a PERFORMANCE UNDERTAKING, dated as of March 16, 2016, in favor of the RPA Seller with respect to obligations under the Receivables Sale Agreement (the “First Tier Parent Guarantee”);

WHEREAS, the RPA Seller, the Servicer, the Purchasers and the Purchaser Agent heretofore entered into the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 22, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”; together with the Receivables Sales Agreement, each an “Agreement” and collectively, the “Agreements”);

WHEREAS, the Parent has heretofore entered into an AMENDED AND RESTATED PERFORMANCE UNDERTAKING, dated as of November 22, 2016, in favor of the Purchasers with respect to obligations under the Receivables Purchase Agreement (the “Second Tier Parent Guarantee,” and together with the First Tier Parent Guarantee, the “Guarantees”);

WHEREAS, the Purchaser Agent, pursuant to Section 7(a) of this Amendment, will assume the obligations of the predecessor purchaser agent, Greensill Capital Inc.; and

WHEREAS, the parties hereto seek to modify each of the Agreements upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreements, as applicable.

SECTION 2. Amendments to the Receivables Sale Agreement. The Receivables Sale Agreement is hereby amended as follows:

(a) Section 2(b) of the Receivables Sale Agreement is amended and restated in its entirety as follows:

(b) Term. This Agreement shall continue in effect until the Purchase Termination Date, provided that Purchaser shall have the right to terminate this Agreement at any time (i) upon ten (10) days’ prior written notice to Seller in the event that Purchaser is legally prohibited under applicable law or any rule or regulation applicable to Purchaser from being a party to this Agreement or consummating the transactions contemplated hereunder, (ii) as provided in Section 5 below and, (iii) as provided in paragraphs (b), (c) and (d) of Section 7 below; provided further, that Seller shall have the right to terminate this Agreement upon thirty (30) days’ prior written notice to Purchasers. Termination shall not affect the rights and obligations of the parties with respect to Purchased Receivables sold hereunder prior to the Purchase Termination Date or are expressed to survive termination hereof. Notwithstanding the foregoing, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, Seller may provide a written request to Purchaser no less than 90 days prior to the then existing Purchase Termination Date of its desire to extend the then current Purchase Termination Date and Purchaser shall notify Seller within 30 days of the then existing Purchase Termination Date whether it has elected and agreed (in its sole discretion) to extend such Purchase Termination Date for a period not longer than an additional term of 728 days from the date of such election by the Purchaser.

(b) The definition of “Facility Amount” set forth in Exhibit A of the Receivables Sale Agreement is hereby amended by deleting the amount “USD 325,000,000” where it appears therein and substituting the amount “USD 375,000,000” therefor.

(c) Clause (iii) of the definition of “Purchase Termination Date” set forth in Exhibit A of the Receivables Sale Agreement is hereby amended by replacing the date “January 24, 2018” with the date “January 24, 2020” therein.

(d) Schedule 3 to the Receivables Sale Agreement is hereby amended and restated in its entirety in the form attached as Schedule 2 hereto.

SECTION 3. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) Section 2(b) of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

(b) Term. This Agreement shall continue in effect until the Purchase Termination Date, provided that either Purchaser shall have the right to terminate this Agreement solely with respect to such Purchaser at any time (i) upon ten (10) days’ prior written notice to Seller and the Purchaser

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Representative in the event that such Purchaser is legally prohibited under applicable law or any rule or regulation applicable to such Purchaser from being a party to this Agreement or consummating the transactions contemplated hereunder, (ii) as provided in Section 5 below, and (iii) as provided in paragraphs (b), (c) and (d) of Section 7 below; provided further, that Seller shall have the right to terminate this Agreement (A) as provided in the last sentence of Section 7(d) below and (B) upon thirty (30) days’ prior written notice to Purchasers. Termination shall not affect the rights and obligations of the parties with respect to Purchased Receivables sold hereunder prior to the Purchase Termination Date or are expressed to survive termination hereof. Notwithstanding the foregoing, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing, Seller may provide a written request to each Purchaser and the Purchaser Representative no less than 90 days prior to the then existing Purchase Termination Date of its desire to extend the then current Purchase Termination Date and each Purchaser shall notify Seller within 30 days of the then existing Purchase Termination Date whether such Purchaser has elected and agreed (in its sole discretion) to extend such Purchase Termination Date, solely with respect to itself, for a period not longer than an additional term of 728 days from the date of such election by such Purchaser.

(b) The reference to “Intesa Commitment: $125,000,000.00” on the page S-3 of the Receivables Purchase Agreement is hereby deleted and replaced with “Intesa Commitment: $175,000,000.00”.

(c) Clause (iii) of the definition of “Purchase Termination Date” set forth in Exhibit A of the Receivables Purchase Agreement is hereby amended by replacing the date “January 24, 2018” with the date “January 24, 2020” therein.

(d) Schedule 3 to the Receivables Purchase Agreement is hereby amended and restated in its entirety in the form attached as Schedule 3 hereto.

(e) The reference to “175 Varick Street, 8th Floor” in Section 12 of the Receivables Purchase Agreement is hereby deleted and replaced with “2 Gansevoort Street, 7th Floor”.

SECTION 4. Consent. The Parent hereby (a) consents to the RSA Seller and the RPA Seller entering into this Amendment, (b) consents to the extension of the “Purchase Termination Date” as defined in each of the Receivables Sale Agreement and the Receivables Purchase Agreement as contemplated by Sections 2 and 3 of this Amendment respectively, and (c) confirms and restates its obligations under the First Tier Parent Guarantee and the Second Tier Parent Guarantee with respect to the effectiveness of this Amendment and after giving effect thereto. The Parent further confirms and agrees that the First Tier Parent Guarantee and the Second Tier Parent Guarantee have not been annulled, revoked, rescinded or terminated prior to the date hereof.

SECTION 5. Condition to Effectiveness. This Amendment shall become effective on the date on which all of the following conditions have been satisfied:

(a) each of the parties hereto shall have received counterparts of this Amendment executed by each of the other parties hereto (including facsimile or e-mail signature pages); and

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(b) the representations and warranties contained in each of the Agreements and in this Amendment shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.

SECTION 6. Representations and Warranties. Each of the RSA Seller, RPA Seller and the Parent, on and as of the date hereof, make the following representations and warranties:

(a) Authority. It has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Agreements (as amended hereby) and the Guarantees, as the case may be. The execution and delivery and performance by it of this Amendment and the performance of the Agreements (as amended hereby) and the Guarantees, as the case may be, have been duly approved by all necessary corporate action, and no other corporate proceedings are necessary to consummate such transactions;

(b) Enforceability. This Amendment has been duly executed and delivered by it. Each of the Agreements (as amended hereby) and the Guarantees, as the case may be, is a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors and to general principles of equity, and is in full force and effect;

(c) Representations, Warranties and Covenants. Its representations, warranties and covenants contained in the Agreements and the Guarantees, as the case may be (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof), are correct on and as of the date hereof as though made on and as of the date hereof; and

(d) No Termination Event. No Termination Event has occurred and is continuing.

SECTION 7. Assignment of Purchaser Agent Role; Effect of Amendment; Ratification.

(a) By their respective signatures below, Greensill Capital Inc. hereby transfers and assigns to its affiliate Greensill Capital (UK) Ltd., and Greensill Capital (UK) Ltd. hereby assumes, all of Greensill Capital Inc.’s right, title and interest in, to and under the Receivables Purchase Agreement and each Purchaser Agent Fee Letter, in its capacity as Purchaser Agent, and each other party signing below hereby consents to such assignment. From and after the date hereof, all references in the Receivables Purchase Agreement and in each Purchaser Agent Fee Letter to Greensill Capital Inc. as “Purchaser Agent” shall be deemed to be a reference to Greensill Capital (UK) Ltd., as successor to Greensill Capital Inc., in such capacity. Unless otherwise notified to the Seller, Servicer or Purchasers in writing by Greensill Capital (UK) Ltd., as successor Purchaser Agent, all the existing bank accounts previously designated pursuant to the Receivables Purchase Agreement and the Purchaser Agent Fee Letters for the Purchaser Agent shall remain the same for Greensill Capital (UK) Ltd. as the successor Purchaser Agent.

(b) Upon the effectiveness of this Amendment, (i) all references in the Receivables Sale Agreement or in any other Transaction Document to “the Receivables Sale Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Sale Agreement, shall be deemed to be references to the Receivables Sale Agreement as amended by this Amendment and (ii) all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.

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(c) Except as specifically amended hereby, the Agreements and all other Transaction Documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the Agreements or any other Transaction Document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 9. Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflict of laws principles that would require the application of the law of any other jurisdiction.

SECTION 10. Transaction Document. This Amendment shall be a Transaction Document under each of the Agreements.

SECTION 11. Section Headings. The various headings of the Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.

SECTION 12. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment.

[Signatures follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WISE ALLOYS LLC, as the RSA Seller and the Servicer

By:	/s/ RINA E. TERAN
Name:	RINA E. TERAN
Title:	VP + Secretary

WISE ALLOYS FUNDING II LLC, as the RPA Seller

By:	/s/ RINA E. TERAN
Name:	RINA E. TERAN
Title:	VP + Secretary

Fourth Omnibus Amendment

HITACHI CAPITAL AMERICA CORP., as a Purchaser

By:	/s/ James M. Giaimo
Name:	James M. Giaimo
Title:	Chief Credit Officer - Commercial Finance

Fourth Omnibus Amendment

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Purchaser

By:	/s/ A. Di Maggio
Name:	A. Di Maggio, FVP
Title:

By:	/s/ Jennifer Feldman Facciola
Name:	Jennifer Feldman Facciola
Title:	VP and Relationship Manager

Fourth Omnibus Amendment

GREENSILL CAPITAL INC., as the predecessor Purchaser Agent

By:	/s/ Jonathan Lane
Name:	Jonathan Lane
Title:	General Counsel

GREENSILL CAPITAL (UK) LTD., as the successor Purchaser Agent

By:	/s/ Jonathan Lane
Name:	Jonathan Lane
Title:	General Counsel

Fourth Omnibus Amendment

ACKNOWLEDGED AND AGREED:

CONSTELLIUM HOLDCO II B.V ., as the Parent

By:	/s/ Darcas Borgers	/s/ Mark Kirkland
Name:	Darcas Borgers	Mark Kirkland
Title:	Director A	Director B

Fourth Omnibus Amendment

Schedule 2

Applicable Credit Spreads (Receivables Sale Agreement)

Applicable Credit Spread

On any applicable date, the “Applicable Credit Spread” for purposes of the Agreement shall be determined on such date based on the grid below depending on the lower of the most recent public issuer credit ratings for Anheuser-Busch InBev SA/NV as provided by S&P and Moody’s.

	Anheuser-Busch
	InBev SA/NV,
	Long Term Rating		Applicable
	S&P	Moody’s	Credit Spread
>=	A-	A3	1.75%
<=	BBB+	Baa1	2.25%

Sch. 2-1

Schedule 3

Applicable Credit Spreads (Receivables Purchase Agreement)

Applicable Credit Spread

On any applicable date, the “Applicable Credit Spread” for purposes of the Agreement shall be determined on such date based on the grid below depending on the lower of the most recent public issuer credit ratings for Anheuser-Busch InBev SA/NV as provided by S&P and Moody’s.

	Anheuser-Busch
	InBev SA/NV,
	Long Term Rating		Applicable
	S&P	Moody’s	Credit Spread
>=	A-	A3	1.75%
<=	BBB+	Baa1	2.25%

Sch. 3-1